Exhibit 10.3

股东表决权委托协议

Shareholder Voting Proxy Agreement

本股东表决权委托协议(本“协议”)于2021年[ ]月中华人民共和国(“中华人民共和国”)由下列各方签订：

This Shareholder Voting Proxy Agreement (this “Agreement”) is entered into in [   ], the People’s Republic of China (the “PRC”) on [    ], 2021, by and among the following Parties:

甲方：股东

Party A: Shareholders

(以上所列股东以下称为“股东”，统称“股东”。)

(Shareholders listed above are hereinafter referred to individually as a “Shareholder” and collectively as the “Shareholders.”)

乙方：[    ](“WFOE”)

Party B: [    ] (the “WFOE”)

登记地址：

Registered address:

Party C: [    ] (the “Company”公司)

Registered address:

(在本协议中，上述各方在下文单独称为“一方”，统称为“缔约方”。)

(In this Agreement, the above parties are hereinafter referred to individually as a “Party” and collectively as the “Parties.”)

This Equity Pledge Agreement (this “Agreement”) is entered into in [   ], the People’s Republic of China (the “PRC”) on [    ], 2021, by and among the following Parties:

鉴于：

WHEREAS:

(1)股东是公司的注册股东，依法持有公司100%的股权(“公司股权”)。附件1列出了本协议签署之日公司注册资本中每个股东的出资额和持股比例。

The Shareholders are the registered shareholders of the Company, legally holding 100% equity interest of the Company (the “Company Equity Interest”). Appendix 1 sets forth the capital contribution amount and the shareholding percentage of each of the Shareholders in the registered capital of the Company on the signing date of this Agreement.

(2)股东拟委托WFOE指定的个人行使其在公司的表决权，而WFOE拟委托一名个人接受该项委托。

The Shareholders intend to appoint an individual designated by the WFOE to exercise their voting rights in the Company as a shareholder, and the WFOE intends to appoint an individual to accept such delegation.

因此，各方通过友好谈判，并在平等互利原则的基础上，商定如下：

NOW, THEREFORE, the Parties, through amicable negotiations and based on the principle of equality and mutual benefit, agree as follows:

第1条 表决权的委托

Article 1 Delegation of Voting Rights

1.1股东在此不可撤销地承诺，在本协议签署后，应WFOE的要求，股东将单独签署一份授权书，并授权WFOE指定的个人（以下简称“受托人”）行使下列权利（见本协议附件2；以下简称“授权书”），以下统称为按照当时公司章程规定的作为公司股东的“委托权”：

The Shareholders hereby irrevocably undertake that they will execute a power of attorney separately upon the request of the WFOE after execution of the Agreement and authorize the individual (hereinafter referred to as the “Trustee”) appointed by the WFOE at that time to exercise the following rights (hereinafter collectively referred to as the “Entrusted Rights”) as a shareholder of the Company as stipulated in the Articles of Association in force at that time (as shown in Annex 2 in the Agreement; hereinafter referred to as the “Power of Attorney”):

(a) 以股东代理人的身份提议、召集和出席公司股东大会；

Propose, convene and attend the shareholder meeting of the Company as the agent of the Shareholders;

(b) 代表股东对股东大会需要讨论和解决的一切事项行使表决权，包括但不限于处置公司资产、出售、转让、质押或处置公司全部或部分股权、解散或清算等公司清算期间依法享有的权利；

Exercise the voting rights on behalf of the Shareholders on all matters that need to be discussed and resolved by the shareholder meeting, including but not limited to the disposal of the assets of the Company, the sale or transfer or pledge or disposal of all or part of the equity of the Company, the dissolution or liquidation of the Company, and the exercise of the rights enjoyed during liquidation according to law;

(c)代表股东委任、选举及解雇公司的法定代表人(董事局主席)、董事及监事，并决定总经理、副经理、主要财务人员及其他高级管理人员的任免；

Appoint, elect and dismiss the Company’s legal representatives (chairman of the board), directors and supervisors on behalf of the Shareholders, and determine the appointment or dismissal of General Manager, Deputy Managers, principal financial officers and other senior management personnel;

(d)在公司破产时，代表公司的股东行使表决权；

Exercise the voting rights on behalf of the registered shareholders of the Company in the event of its bankruptcy;

(e)提议召开临时股东大会；

Propose to convene an interim shareholder meeting;

(f)在公司注册处签署有关文件并存档；以及

Sign and file the documents at the relevant company registry; and

(g) 公司章程规定的其他股东表决权（包括公司章程修正案规定的其他股东表决权）。

Other shareholder voting rights under the Articles of Association (including any other shareholder voting rights provided for by any amendment to these Articles).

1.2上述授权和委托的前提是，WFOE同意上述委托，并委托给受托人。股东不得撤销对受托人的委托和授权，除非WFOE书面通知股东更换受托人。然后，股东应根据WFOE指定的其他人员行使委托权，新的授权和委托一经授予，即应立即取代原授权和授权。此外，股东不得撤销对受托人的委托。

The premise of above-mentioned authorization and delegation is that the WFOE agrees to the above-mentioned authorization and delegation to the Trustee. The Shareholders shall not revoke the entrustment and authorization made to the Trustee, unless the WFOE gives the Shareholders a written notice to remove or replace the Trustee. The Shareholders shall then appoint another person designated by the WFOE to exercise the above Entrusted Rights, and such new authorization and delegation shall supersede, immediately upon its grant, the original authorization and delegation. In addition, the Shareholders shall not revoke the Entrusted Rights made to the Trustee.

1.3受托人应当在本法规定的授权范围内，谨慎、勤勉地依法履行受托责任；股东对受托人行使上述委托权所产生的法律后果，应当承认并承担相应责任。

The Trustee shall perform the fiduciary duties in accordance with the law in a prudent and diligent manner within the scope of authorization provided herein; the Shareholders shall acknowledge and assume the corresponding responsibilities for any legal consequences arising from the exercise of the above mentioned Entrusted Rights by the Trustee.

1.4股东在此确认，受托人可自行行使委托权，无须事先征求公司和股东的意见。受托人行使上述委托权的行为，应视为股东的行为，受托人签署的文件应视为股东签署。

The Shareholders hereby confirm that the Trustee may exercise the Entrusted Rights at its sole discretion without soliciting prior advice from the Company and the Shareholders. Any act of the Trustee in exercising the above mentioned Entrusted Rights shall be deemed to be the act of the Shareholders, and any document signed by the Trustee shall be deemed to be signed by the Shareholders.

1.5各股东保证，未经WFOE事先书面同意，不得行使委托权，也不得干涉受托人行使委托权，但将配合受托人行使委托权。各股东还应当签署所有合理必要的协议、决议和其他文件，并采取一切合理必要的行动执行本协议的规定，并协助受托人行使委托权。

Each of the Shareholders warrants that, without the prior written consent of the WFOE, it will not exercise any Entrusted Rights, or interfere in the exercise of the Entrusted Rights by the Trustee, but will make best efforts to cooperate with the Trustee in exercising such rights. Each Shareholder further agrees to execute promptly all reasonably necessary agreements, resolutions and other documents and to take all reasonably necessary actions to implement the provisions of the Agreement and to assist the Trustee in exercising Entrusted Rights.

第2条知情权

Article 2 Right to Information

2.1为行使委托权，受托管理人有权了解本公司的业务、客户、财务、员工和其他相关信息，并有权查阅公司的相关资料，公司应充分合作。

For the purpose of exercising the Entrusted Rights under the Agreement, the Trustee shall be entitled to know about the operation, business, customers, finance, employees and other relevant information of the Company and have access to relevant materials of the Company, and the Company shall provide full cooperation with respect thereto.

第3条委托权的行使

Article 3 Exercise of Entrusted Rights

3.1股东应协助受托人行使委托权，包括及时签署受托人通过的股东会决议或其他有关法律文件(例如办理审批、登记和存档的相关文件手续)。

The Shareholders shall provide full assistance to the Trustee in exercising the Entrusted Rights, including, when necessary, signing the shareholder’s meeting resolutions adopted by the Trustee or other relevant legal documents in a timely manner (for example, in order to meet the filing requirement of documents required by government authority for examination and approval, registration and filing).

3.2在本协议期限内，如果由于原因无法根据本协议授予或行使委托权(股东或公司违约除外)，各方应立即寻求替代办法，并应订立补充协议，变更或调整本协议的条款，以便实现协议目的。

At any time during the term of the Agreement, if granting or exercise of Entrusted Rights under the Agreement (except for the default of Shareholders or the Company) cannot be achieved for any reason, the Parties shall immediately seek alternatives that are similar to unrealizable provisions, and shall enter into a supplementary agreement to amend or adjust the terms of the Agreement so that the purpose of the Agreement may continue to be achieved.

第4条免责声明及补偿

Article 4 Disclaimer and Compensation

4.1各方同意， WFOE无需就其指定的个人行使本协议项下的委托权向其他方或第三方承担责任或提供经济补偿。

The Parties acknowledge that in no event shall the WFOE be required to assume any liability or provide any economic or other compensation to any other Party or any third party for the exercise of the Entrusted Rights under the Agreement by the individual designated by the WFOE.

4.2股东同意赔偿WFOE因受托人在行使委托权过程中发生或可能发生的一切损失，包括但不限于因诉讼、追索而产生的损失，包括第三方对WFOE的仲裁或索赔或政府的行政调查或处罚。若损失是由WFOE的故意或重大过失造成的，则股东免赔。

The Shareholders agree to indemnify and hold the WFOE harmless from all losses incurred or likely to be incurred by the Trustee in the exercise of the Entrust Rights, including but not limited to any loss arising from any action, recourse, arbitration or claims by any third party against the WFOE or any administrative investigation or penalty by any governmental authorities, unless such losses are caused by any willful misconduct or gross negligence of the WFOE.

第5条陈述及保证

Article 5 Representations and Warranties

5.1股东兹作出下列陈述和保证：

The Shareholders hereby separately and jointly make the following representations and warranties:

(a)股东均为中国公民，具有完全民事行为能力；股东具有完全独立的法律地位，可作为诉讼主体参与诉讼。

Each of the Shareholders is a Chinese citizen with full capacity for civil conduct; each Shareholder has a complete and independent legal status and legal capacity, and can independently act as a litigation subject.

(b)股东有签署、递交本协议和与本协议相关文件的权利和授权，有完成本协议约定交易的权利和授权。

It has the full power and authorization to sign and deliver this Agreement and all other documents to be executed related to the transactions contemplated by this Agreement. It has the full power and authorization to consummate the transactions contemplated by this Agreement.

(c)本协议由所有股东合法、正式签署，对股东具有强制执行的法律约束力。

This Agreement shall be lawfully and duly executed and delivered by all Shareholders. This Agreement constitutes legal and binding obligations enforceable against the Shareholders in accordance with the provisions of this Agreement.

(d)在本协议生效时，股东均为本公司的合法股东。除本协议、股权质押协议和股权处分协议所规定的权利外，委托权中不存在第三方权利。根据本协议，受托人可以根据公司的章程行使委托权。

Each Shareholder shall be the legal registered shareholder of the Company at the time of effectiveness of this Agreement. Except for the rights set forth in this Agreement, the Equity Pledge Agreement and the Exclusive Option Agreement among the Shareholders and the Company and the WFOE, there is no third party right in the Entrusted Rights. Under this Agreement, the Trustee may fully exercise the Entrusted Rights in accordance with the then effective articles of association of the Company.

5.2 WFOE和该公司特此分别代表和授权如下：

The WFOE and the Company hereby severally represent and warrant as follows:

(a)WFOE是在中国境内设立的外商独资企业，具有独立的法人资格。有权签署、递交和履行本协议，并可作为独立的诉讼主体。

It is a limited liability company duly registered and legally existing in accordance with Chinese Law, with independent legal personality. It has full and independent legal status and legal capacity to sign, deliver and perform this Agreement, and can independently act as a litigation subject.

(b)WFOE拥有签署和递交本协议以及与本协议相关的所有其他待执行文件的全部权力和授权；其有权执行本协议项下所有条款。

It has full power and authorization to sign and deliver this Agreement and all other documents to be executed relating to the transactions contemplated by this Agreement; it has full power and authority to consummate the transactions contemplated by this Agreement.

5.3WFOE声明并保证，在本协议生效时，每个股东都是公司登记的合法股东。根据本协议，受托人有权按照公司章程约定行使委托权。

The Company further represents and warrants that each Shareholder is a legal owner of record of the Company at the time of effectiveness of this Agreement. Under this Agreement, the Trustee may fully exercise the Entrusted Rights in accordance with the then effective articles of association of the Company.

5.4WFOE及股东进一步声明并保证，在发生合并、分立、解散、清算、破产或其他可能影响股东对公司享有的权益情况下，股东的继承人应被视为本协议的签字人，并应继承/承担其在本协议项下的所有权利和义务。公司承诺已作出一切适当安排并签署一切必要文件，以确保在发生合并、分立、解散、清算、破产或其他可能影响股东对公司享有的权益情况下，本协议的履行不会受到影响或阻碍。

The Company and its Shareholders further represent and warrant that in the event of the merger, split, dissolution, liquidation bankruptcy or other occurrence that may affect Shareholders’ holding of ownership of the Company, any heir of the Shareholder shall be deemed to be a signatory to this Agreement and shall inherit/assume all his or her rights and obligations under this Agreement. The Company undertakes that it has made all appropriate arrangements and signed all necessary documents to ensure that the performance of this Agreement will not be affected or hindered in the event of the merger, split, dissolution, liquidation bankruptcy or other occurrence that may affect Shareholders’ holding of ownership of the Company.

第6条保密义务

Article 6 Confidentiality Obligations

6.1无论本协议是否终止，各方均应严格保守其在本协议执行和履行过程中知悉的所有商业秘密、专有信息、客户信息和与其他各方有关的所有其他保密信息（统称为，“保密信息”）。除非事先获得披露保密信息的一方（“披露方”）的书面同意，或除非根据相关法律要求披露给第三方，规章制度（包括美国证券交易委员会的规章制度）或关联公司在证券交易所上市地的要求，接受保密信息的一方（“接受方”）不得向第三方披露保密信息。除履行本协议外，接受方不得使用保密信息。

Regardless of whether this Agreement is terminated or not, each Party shall keep strictly confidential all business secrets, proprietary information, customer information and all other information of a confidential nature concerning the other Parties known by it during the execution and performance of this Agreement (collectively, the “Confidential Information”). Unless a prior written consent is obtained from the Party disclosing the Confidential Information (the “Disclosing Party”) or unless it is required to be disclosed to third parties in accordance with relevant laws, rules and regulations (including those of the United States Securities and Exchange Commission) or the requirements of the place where any affiliate is listed on a stock exchange, the Party receiving the Confidential Information (the “Receiving Party”) shall not disclose to any third party any Confidential Information. The Receiving Party shall not use any Confidential Information other than for the purpose of performing this Agreement.

6.2以下信息不得视为保密信息的一部分：

The following information shall not be deemed part of the Confidential Information:

(a)接收方在缔结本协议之前经其他书面文件证明合法获得的信息；

any information that has been lawfully acquired by the Receiving Party prior to entering into the Agreement as evidenced by other written documents;

(b) 非因信息接收方的过错而进入公共领域的信息；或

any information entering the public domain not attributable to the fault of the Party receiving the information; or

(c) 接受信息的一方在收到该信息后通过其他途径合法获得的信息。

 any information lawfully acquired by the Party receiving the information through other sources after its receipt of such information.

6.3如果一方提出要求，另一方应立即归还、销毁或以其他方式处置包含或可能包含保密信息的所有文件、材料和软件，并立即停止使用这些保密信息。

If requested by either Party, the other Party shall return, destroy, or otherwise dispose of all documents, materials and software that contains or may contain any Confidential Information as requested, and promptly stop using such Confidential Information.

6.4为履行本协议所用，接收方可向其雇员、代理人或相关专业人员披露保密信息。但是，接收方应确保上述人员遵守本条的所有条款和条件。此外，接收方应对此类人员违反本条产生的法律后果承担赔偿责任。

For purposes of performing this Agreement, the Receiving Party may disclose the Confidential Information to its relevant employees, agents or professionals retained by it. However, the Receiving Party shall ensure that the aforesaid persons shall comply with all relevant terms and conditions of this Article. In addition, the Receiving Party shall be responsible for any liability incurred as a result of such persons’ breach of the relevant terms and conditions of this Article 6.

6.5.本协议终止后，本条款继续有效。每一方仍应遵守保密条款，并履行保密义务，直到其他各方同意解除这些义务，或违反保密条款不会对其他各方造成损害。

The Parties’ obligations under this Article shall survive the termination of this Agreement. Each Party shall still comply with the confidentiality terms of this Agreement and fulfill the confidentiality obligations as promised, until the other Parties give consent to the release of such obligations or as a matter of fact, violation of the confidentiality terms herein will not cause damage of any form to the other Parties.

第7条 效力、终止和期限

Article 7 Effectiveness, Termination and Term of Agreement

7.1在不违反本协议第7.2条和第7.3条的规定的情况下，本协议自缔约各方于上述第一次签署之日起生效。除非各方提前通过书面协议或根据本协议第7.4条或第9.1条的规定终止，否则本协议的有效期为10年。本协议期满后，除非WFOE在有效期届满前30天向其他各方发出不续订的书面通知，否则本协议应在此之后自动续签，为期10年，以此类推。

Subject to the provisions of Articles 7.2 and 7.3 of this Agreement, this Agreement shall become effective upon execution by each of the Parties on the date first written above. Unless terminated early by the Parties by written agreement or in accordance with the provisions of Article 7.4 or 9.1 of this Agreement, the Agreement shall remain valid for ten (10) years. Upon the expiration of this Agreement, unless the WFOE gives a non-renewal written notice to the other Parties 30 days prior to the expiration, this Agreement shall be renewed automatically thereafter for successive ten (10)-year terms, and so on.

7.2本协议缔约各方应在各自经营期限届满前三个月内完成延长其经营期限的核准和登记程序，以便本协议的期限可续延。

The Parties to this Agreement shall complete the approval and registration procedures for extending their business terms within three months before the expiration of their respective business terms so that the term of this Agreement may continue to be extended.

7.3如果股东在WFOE书面同意下转让其在公司的全部股权，该方则不再是本协议的一方，但本协议下的其他各方的权利义务不会受到不利影响。如果股东转让其在公司的全部或部分股权，该股东承诺获得该股权受让人的书面确认，股权受让人同意继承和履行该股东在本协议下的所有权利义务。

If any of the Shareholders transfers all of its equity in the Company with the prior written consent of the WFOE, such Party shall cease to be a Party hereto, while the obligations and covenants of other Parties under this Agreement shall not be adversely affected in any way. If any Shareholder transfers all or part of its equity in the Company, such Shareholder undertakes to obtain written confirmation of the transferee of such equity whereby such transferee agrees to inherit and perform all liabilities, obligations and covenants of such Shareholder hereunder.

7.4除非法律另有规定，协议有效期内股东或公司不得提前终止本协议。但WFOE可以在时候终止本协议，并提前30天向其他各方发出书面通知。

During the term of this Agreement, unless otherwise stipulated by law, the Shareholders or the Company shall not early terminate this Agreement. Notwithstanding the foregoing, the WFOE may at any time terminate this Agreement with a written notice being given to other Parties thirty (30) days in advance.

第8条通知

Article 8 Notice

8.1本协议所要求或根据本协议作出的通知、请求、要求和其他通信应以书面形式提出，并以传真、电报、电传、电子邮件、挂号邮件(已付邮资)或特快专递的方式送交下列地址。

Any notice, request, demand and other correspondence required by this Agreement or made in accordance with this Agreement shall be made in written form and delivered to the following address in person, by fax, telegram, telex, email, registered mail (postage paid) or express mail.

致股东：

To the Shareholders:

地址：

Address:

邮箱：

Email:

致WFOE：

To the WFOE:

地址：

Address:

邮箱：

Email:

致公司：

To the Company:

地址：

Address:

邮箱：

Email:

8.2通知或其他信函如以传真、电报、电传或电子邮件传送，则在发送时即视为立即送达；如亲自递送，则应视为在递送时送达；如以挂号邮件或明示邮件递送，则应视为邮寄后三(3)天送达。

If any such notice or other correspondence is transmitted by fax, telegram, telex or email, it shall be treated as delivered immediately upon transmission; if delivered in person, it shall be treated as delivered at the time of delivery; if delivered by registered mail or express mail, it shall be treated as delivered three (3) days after posting.

第九条违约责任

Article 9 Defaulting Liability

 9.1各方同意并确认，如果一方(下称“违约方”)违反本协议的规定或未按约履行本协议规定的义务，则构成违约，其他非违约方有权要求违约方在合理期限内作出更正或采取补救措施。违约方未在合理期限内或者在非违约方要求其改正的书面通知送达后十五日内改正或采取补救措施的，

The Parties agree and confirm that, if any party (hereinafter referred to as the "Defaulting Party") materially breaches any provision hereof or materially fails to perform any obligation under this Agreement, it constitutes a breach of contract under this Agreement (hereinafter referred to as a "Default"), and any other non-Defaulting Party has the right to require the Defaulting Party to make corrections or take remedial measures within a reasonable period of time. If the Defaulting Party fails to make corrections or take remedial measures within a reasonable period of time or within 15 days after the written notice provided by other non-Defaulting Party requesting for correction, then

(1)如果违约方是股东，WFOE有权终止本协议，并向违约方提出损害赔偿。

In case the Defaulting Party is a Shareholder, the WFOE shall be entitled to terminate this Agreement and claim damages from the Defaulting Party.

(2)如果WFOE是违约方，非违约方有权向违约方要求损害赔偿，但无权终止或中止本协议，除非法律另有规定。

If the WFOE is the Defaulting Party, the non-Defaulting Party shall have the right to claim damages from the Defaulting Party, but under no circumstances shall it have any right to terminate or suspend this Agreement unless otherwise provided by law.

9.2本条款有效性不因本协议的终止或中止而受到影响。

Notwithstanding other provisions of this Agreement, the validity of this article shall not be affected by any termination or suspension of this Agreement.

第10条 其他

Article 10 Miscellaneous

10.1本协议以英文写成，并翻译成中文。如果两个版本之间有差异，应以英文本为准。本协议由[ ]( ) 正本制作，每一方保留一(1)份副本。

This Agreement is written in English and translated into Chinese. In the event of any discrepancy between the two versions, the English version shall prevail. This Agreement is made with [    ]( ) original copies, with one (1) original to be retained by each Party hereto.

 10.2本协议的执行、有效、履行、修订、解释和终止，以及本协议引起的争端的解决，均应适用中华人民共和国法律。

The execution, validity, performance, revision, interpretation and termination of this Agreement and the resolution of any dispute arising from this Agreement shall be governed in accordance with the laws of the PRC.

10.3如在本协议规定的条款的建造或履行方面出现争议，各方应真诚地寻求通过谈判解决这种争端的途径。谈判失败的，当事人可以按照中国国际经济贸易仲裁委员会在申请仲裁时有效的仲裁规则，将争议提交中国国际经济贸易仲裁委员会(CIETAC)仲裁，仲裁语言为中文。仲裁裁决为终局裁决，对各方均有约束力。

Should any dispute arise in connection with construction or performance of any provision under this Agreement, the Parties shall seek in good faith to resolve such dispute through negotiations. If the negotiations fail, any of the Parties may submit the dispute to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in Beijing in accordance with CIETAC’s arbitration rules then in effect at the time of applying for arbitration, and the language of arbitration shall be in Chinese. The arbitration award shall be final and binding on each of the Parties.

10.4本协议条款赋予各方的权利、权力或补救办法，均不会排除该方在法律上和本协议其他条款下可获得的其他权利、权力或补救办法。此外，一方行使其权利、权力和补救办法，不排除该当事方行使其他权利、权力和补救办法。

None of the rights, powers or remedies granted to any Party by any provision herein shall preclude any other rights, powers or remedies available to such Party at law and under the other provisions of this Agreement. In addition, a Party’s exercise of any of its rights, powers and remedies shall not exclude such Party from exercising any of its other rights, powers and remedies.

10.5一方未能或延迟行使其在本协议项下或法律上可获得的权利、权力和补救措施（“该等权利”）均不会导致其放弃行使该等权利，对该等权利的单一或部分的放弃也不得排除该方以其他方式行使该等权利和行使该方的其他权利。

No failure or delay by a Party in exercising any rights, powers and remedies available to it hereunder or at law (“Such Rights”) shall result in a waiver thereof, nor shall the waiver of any single or part of Such Rights shall exclude such Party from exercising Such Rights in any other way and exercising other rights of such Party.

10.6本合同中的每一项都应是可分割的，并独立于其他每一项。如因违反法律或政府规章或其他原因，本条款全部或部分无效或无法执行，则应视为已删除该条款的受影响部分，但该条款中受影响部分的删除不应影响该条款其余部分或本条款其他条款的法律效力。各方应通过协商订立新条款，以取代这些无效或不可执行的条款。

Each term contained herein shall be severable and independent from each of the other terms. In case any term herein becomes all or partly invalid or unenforceable due to violation of law or governmental regulations or other reasons, the affected part of such term shall be considered to have been removed, provided that the removal of the affected part of such term shall not affect the legal effect of the remaining part of such term or other terms herein. The Parties shall conclude new terms through consultations to replace such invalid or unenforceable terms.

10.7本协议的标题仅为便于参考而写，不影响对本协议条款的解释。

The headings in this Agreement are written for ease of reference only and in no event shall they affect the interpretation of any terms of this Agreement.

10.8对本协议的变更或补充均应以书面形式作出，须经协议各方一致同意。由各方签署的变更协议和补充协议将成为本协议的一部分，具有同等法律效力。

Any amendments or supplements to this Agreement shall be made in writing and shall become effective only upon due execution by the Parties hereto. Any Amended agreements and supplemental agreements executed by the Parties will become part of this Agreement, having the same legal effect as this Agreement.

10.9本协议未涵盖的其他事项应由各方通过协商另行订立协议。

Matters not covered in this Agreement shall be determined by the Parties separately through consultation.

10.10本协议构成各方就合作项目达成的所有协议，取代各方先前或同时就合作项目达成的口头、书面协议、谅解和通信。除非本协议另有明确规定，否则各方之间不存在其他明示或暗示的义务或约定。

This Agreement constitutes all agreements reached by the Parties on the subject matter of the cooperation project, and supersedes any previous or concurrent oral and written agreement, understanding and correspondence relevant to the subject matter of the cooperation project between the Parties. Unless specifically provided herein, there is no other explicit or implicit obligation or covenant between the Parties.

10.11未经其他各方书面同意，各方均不得将其在本协议下的权利和/或义务转让给第三方。

Without the prior written consent of the other Parties, no Party may assign to any third party any of its rights and/or obligations under this Agreement.

10.12本协议对各方的合法继承人或受让人具有约束力。

This Agreement shall be binding upon the legal successors or assigns of the Parties.

[本页其余部分有意留空]

[The remainder of this page is intentionally left blank]

[股东表决权委托协议签名页]

[Signature Page of Shareholder Voting Proxy Agreement]

以下各方已于文首所载日期及地点签署本协议，以资证明。

IN WITNESS WHEREOF, the following Parties have executed this Agreement on the date and at the place first above written.

股东：

Shareholders:

[ ] (Signature/Seal):

[ ] (Signature/Seal):

[ ] (Signature/Seal):

[ ] (Signature/Seal):

WFOE (Seal)

授权代表(签名)：_

Authorized Representative (Signature):

Name:

[    ] (Seal)

授权代表(签名)：_

Authorized Representative (Signature):

Name:

附件1：

Appendix 1:

[的股东登记册]Register of Shareholders of [ ]

Name of Shareholder（股东姓名）	Capital Contribution Amount / Shareholding Percentage出资额/持股比例	Information about Shareholders股东信息
[Name of Shareholders]
[Name of Shareholders]
[Name of Shareholders]
[Name of Shareholders]

Date:[    ], 2021

附件2：

Appendix 2:

委托书

Power of Attorney

本委托书由中华人民共和国(“中华人民共和国”) 的[ 有家有保（北京）科技有限公司]中身份证号码为[ ]的股东[ ]签署，股份占比[ ]%, ([ 北京量画科技有限公司 ]“WFOE”)指定的受托人为 【身份证号码： 】。

This Power of Attorney is signed by [ 股东], a citizen of the People’s Republic of China (the “PRC”) with Identification Card No. of ########, the shareholder of [    ]% of the equity interests of [    ] (hereinafter referred to as the "Company"), and issued in favor of [    ] (dentification Card No. ########) (hereinafter referred to as the “Trustee”) designated by [ ](the “WFOE”).

[ ]股东特此委托受托人，并授权受托人担任其代理人，并以公司股东的名义行使下列权利：

[ ] hereby grants the Trustee full power and authority, and authorize the Trustee to act as its agent, and to exercise the following rights in the name of [ ] as a shareholder of the Company:

(一)代表[ ]提出、召集和出席公司股东大会；

To propose, convene and attend the shareholders’ meeting of the Company as the agent of [    ];

(二) 受托人代表[ ]对需要股东大会讨论和决议的所有事项行使表决权，包括但不限于处置公司资产、出售或转让或质押或处置公司全部或部分股权、解散或清算公司，并依法行使清算期间的权利；

The Trustee, on behalf of [    ], exercises the voting rights on all matters requiring discussion and resolution by the shareholders’ meeting, including but not limited to disposal of the Company’s assets, sale or transfer or pledge or disposal of all or part of the Company’s equity, dissolution or liquidation of the Company, and exercise the rights enjoyed during liquidation according to law;

(三)代表[ ]任命、选举、解聘公司法定代表人(董事会主席)、董事、监事，决定聘任或者解聘总经理、副经理、财务总监等高级管理人员。

To appoint, elect and dismiss the Company’s legal representatives (chairman of the board), directors and supervisors on behalf of [ ], and decide to employ or dismiss senior managers such as general manager, deputy manager as well as financial director.

(四)破产情况下代表[    ]行使表决权；

Exercise voting rights on behalf of [    ] in case of bankruptcy;

(五)签署文件，并以[    ]代理人的身份在工商部门登记存档。

Sign documents and file them in the relevant company registry as the agent of [    ].

(六)代表[    ]提议召开临时股东会；

Shall propose the convening of an interim shareholders’ meeting as an agent of [    ]; and

(7) 代表[    ]行使公司章程规定的其他股东的表决权（包括本章程修正案规定的其他股东的表决权）。

As the agent of [    ], the Trustee exercises the voting rights of other shareholders under the articles of association of the Company (including any other shareholders’ voting rights provided for in any amendment to these Articles).

我方在此不可撤销地确认，除非WFOE发出替换受托人的通知，本授权书的有效期应持续到WFOE、本公司及本公司股东于 年 月 日签署的股东表决权代理协议期满或提前终止为止。

hereby irrevocably confirms that unless the WFOE issues an order for the replacement of the Trustee, the validity of this authorization shall continue until the expiration or early termination of the Shareholder Voting Rights Proxy Agreement signed by the WFOE, the Company as well as the Shareholders of the Company on (DD/MM/YY).

特此授权。

Hereby authorize here.

股东签名：

By:

Name:[    ]

Acknowledged by:

[    ] (Seal)

By:
Name:
Title:

授权代表签字：

Authorized Representative

Dated: [    ], 2021